Exhibit 10.1

Chesapeake Midstream Partners, L.P. 6100 North Western Avenue Oklahoma City, OK 73118 Post Office Box 18355 Oklahoma City, OK 73154-0355

June 29, 2012

Chesapeake Energy Corporation

6100 North Western Avenue

Oklahoma City, Oklahoma 73118

Re: Letter Amendment Agreement

Sir or Madam:

This letter (“Letter Amendment Agreement”) amends that certain Letter Agreement (the “Letter Agreement”), dated as of June 15, 2012, by and among Chesapeake Energy Corporation, Chesapeake Midstream Management, L.L.C., Chesapeake Operating, Inc., Chesapeake Midstream GP, L.L.C., Chesapeake Midstream Partners, L.P., Chesapeake MLP Operating L.L.C, GIP-A Holding (CHK), L.P., GIP-B Holding (CHK), L.P. and GIP-C Holding (CHK), L.P. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Letter Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Letter Amendment Agreement agree that:

1.	Section 5.a. of the Letter Agreement is hereby amended by adding the following sentence to the end of Section 5.a.:

“To the extent that we put in place General Liability, Excess Liability and Pollution Liability insurance, effective as of June 29, 2012, such insurance policies shall, include CHK and its subsidiaries and affiliates as additional insured, (i) during the Period of Secondment, with respect to acts or omissions of the Seconded Employees taken at our direction in the course of services provided by such Seconded Employees to us pursuant to the Secondment Agreement and the Stice Agreement and (ii) on the terms, conditions and procedures set forth in the Services Agreement, with respect to the matters covered by the indemnification provisions in Section 8 of the Services Agreement pursuant to which the Company Group (as defined in the Services Agreement) is required to provide indemnification to the Chesapeake Entities Indemnified Parties (as defined in the Services Agreement).”

2.	The Letter Agreement is hereby amended by adding the following Section 18 to the Letter Agreement:

“Section 18. The Secondment Agreement is hereby amended as follows:

Section 3.3 Workers Compensation, is hereby amended by deleting the second sentence and replacing it with the following:

Chesapeake Management’s workers’ compensation insurance will include the following endorsements for the General Partner: (a) waiver of right of recovery from others endorsement, and (b) alternate employer endorsement.”

3.	The Letter Agreement is hereby amended by adding the following Section 19 to the Letter Agreement:

“Section 19. Reference is hereby made to that certain Indemnity Agreement (the “Indemnity Agreement”), dated as of September 30, 2009, by and among Chesapeake Midstream Development, L.P., CHK and MLP Operating (capitalized terms used but not defined in this Section 19 have the meanings ascribed to them in the Indemnity Agreement). Section 1(b) is hereby amended and restated in its entirety to read as follows:

b. any bonds issued for the benefit of CMP that fall under the indemnity agreements in Exhibit B and in respect of which CMP has either provided its written consent or specifically requested in accordance with Section 2.4(f)(iii) of the Services Agreement, dated as of even date hereof, by and among Chesapeake Midstream Management, L.L.C., Chesapeake Operating, Inc. and Chesapeake Midstream Partners, L.L.C. (the “Services Agreement”); and”

4.	Except as expressly amended by this Letter Amendment Agreement, the Letter Agreement is and shall continue to be in full force and effect and are hereby ratified and confirmed. This Letter Amendment Agreement is limited as specified and will not constitute a modification, amendment, or waiver of any other provision of the Letter Agreement.

5.	The reference in this Letter Amendment Agreement to any section or subsection of any Agreement shall be deemed to amend all other sections and subsections of such Agreement to the extent such other sections and subsections conflict with such amendment.

6.	This Letter Amendment Agreement will be governed by and construed in accordance with the laws of the State of Delaware (except to the extent any terms of this letter agreement must be interpreted in light of the law of the state in which Stice or an employee seconded pursuant to the Secondment Agreement is employed), without regard to principles of conflicts of law. This Letter Amendment Agreement may be executed in multiple counterparts, each of which taken together will constitute one and the same instrument.

[signature page follows]

Very truly yours,

CHESAPEAKE MIDSTREAM GP, L.L.C.

By:	/s/ J. Mike Stice
Name:	J. Mike Stice
Title:	Chief Executive Officer

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

By: Chesapeake Midstream GP, L.L.C., its sole general partner

By:	/s/ J. Mike Stice
Name:	J. Mike Stice
Title:	Chief Executive Officer

CHESAPEAKE MLP OPERATING, L.L.C.

By:	/s/ J. Mike Stice
Name:	J. Mike Stice
Title:	Chief Executive Officer

[Signature page to Transition Services Letter Agreement]

ACKNOWLEDGED AND AGREED AS OF
THE DATE FIRST WRITTEN ABOVE:

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

CHESAPEAKE MIDSTREAM MANAGEMENT, L.L.C.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

CHESAPEAKE OPERATING, INC.

By:	/s/ Domenic J. Dell’Osso, Jr.
Name:	Domenic J. Dell’Osso, Jr.
Title:	Executive Vice President and Chief Financial Officer

[Signature page to Transition Services Letter Agreement]

ACKNOWLEDGED AND AGREED AS OF
THE DATE FIRST WRITTEN ABOVE:

GIP-A HOLDING (CHK), L.P.

By:	GIP-A Holding (CHK) GP, LLC, its sole general partner

By:	/s/ Jonathan Bram
Name:	/s/ Jonathan Bram
Title:	Secretary

GIP-B HOLDING (CHK), L.P.

By:	GIP-B Holding (CHK) GP, LLC, its sole general partner

By:	/s/ Jonathan Bram
Name:	/s/ Jonathan Bram
Title:	Secretary

GIP-C HOLDING (CHK), L.P.

By:	GIP-C Holding (CHK) GP, LLC, its sole general partner

By:	/s/ Jonathan Bram
Name:	/s/ Jonathan Bram
Title:	Secretary

[Signature page to Transition Services Letter Agreement]